EXHIBIT 99.1

Nanophase Reports First Quarter 2015 Financial Results

The Company's Financial Conference Call Is Scheduled for April 28, 2015 at 11am EDT

ROMEOVILLE, Ill., April 27, 2015 (GLOBE NEWSWIRE) -- Nanophase Technologies Corporation (OTCQB:NANX), a technology leader in nanomaterials and advanced nanoengineered products, today reported financial results for the first quarter ended March 31, 2015.

"We moved past a slow start to show strength at the end of the quarter," commented Nanophase CEO and President Jess Jankowski. "Our primary challenge was significant fluctuation in our personal care business. Revenue outside of this area was up more than 80% from the prior year, but that wasn't enough to pick up the slack. The second quarter of 2015 has already seen the first commercial shipment of one of our energy-related products, and we expect more to follow. We have received more orders for surface finishing (polishing) products than we shipped during all of 2014, and will have shipped more product in this area by June 2015 than we did all of last year."

First Quarter 2015 Financial Highlights

  Revenue for the first quarter was $2.3 million, vs. the $2.6 million reported during the first quarter of 2014.
  The net loss for the quarter was $0.6 million, or a loss of $0.02 per share, compared to a net loss of $0.4 million, or $0.02 per share, for the comparable 2014 quarter.
  The Company finished the quarter with approximately $1.2 million in cash and cash equivalents; the Company has no debt.

Jankowski continued, "Personal care has long held an outsized impact on our overall performance. It is a good business and one that we are committed to, but the impact of quarterly fluctuations here provides support for our goal to develop complementary revenue streams. We continue to expand our business in surface finishing technologies (polishing) applications, and have reached the tip of the commercial iceberg on the new energy products. We are very excited about our prospects."

Shareholders and members of the financial community are encouraged to participate in the upcoming conference call, where Mr. Jankowski will discuss the company's current and long-term prospects.

First Quarter 2015 Conference Call

The Nanophase conference call, to be hosted by Jess Jankowski, the Company's President & CEO, is scheduled for April 28, 2015, at 10:00 a.m. CDT, 11:00 a.m. EDT. The conference call dial-in number for U.S. callers is 877-312-8776 and for international callers is 408-774-4007. The conference ID is 17241220. Please dial in to the conference at least five minutes before the call is scheduled to begin.

The call may also be accessed through the company's website, at www.nanophase.com, by clicking on Investor Relations, Investor News and the link in the April 21st conference call announcement release.

Use of Non-GAAP Financial Information

Nanophase believes that the presentation of results excluding certain items, such as non-cash equity compensation charges, provides meaningful supplemental information to both management and investors, facilitating the evaluation of performance across reporting periods. The Company uses these non-GAAP measures for internal planning and reporting purposes. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or net income per share prepared in accordance with generally accepted accounting principles.

About Nanophase Technologies

Nanophase Technologies Corporation (NANX), www.nanophase.com, is a leader in nanomaterials technologies and provides nanoengineered solutions for multiple industrial product applications. Using a platform of patented and proprietary integrated nanomaterial technologies, the Company creates products with unique performance attributes from two ISO 9001:2008 and ISO 14001 facilities. Nanophase delivers commercial quantity and quality nanoparticles, coated nanoparticles, and nanoparticle dispersions in a variety of media.

Forward-Looking Statements

This press release contains words such as "expects," "shall," "will," "believes," and similar expressions that are intended to identify forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Such statements in this announcement are made based on the Company's current beliefs, known events and circumstances at the time of publication, and as such, are subject in the future to unforeseen risks and uncertainties that could cause the Company's results of operations, performance and achievements to differ materially from current expectations expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, without limitation, the following: a decision by a customer to cancel a purchase order or supply agreement in light of the Company's dependence on a limited number of key customers; uncertain demand for, and acceptance of, the Company's nanocrystalline materials; the Company's manufacturing capacity and product mix flexibility in light of customer demand; the Company's limited marketing experience; changes in development and distribution relationships; the impact of competitive products and technologies; the Company's dependence on patents and protection of proprietary information; the resolution of litigation in which the Company may become involved; the impact of any potential new government regulations that could be difficult to respond to or too costly to comply with while remaining financially viable; the ability of the Company to maintain an appropriate electronic trading venue; and other factors described in the Company's Form 10-K filed March 27, 2015. In addition, the Company's forward-looking statements could be affected by general industry and market conditions and growth rates. Except as required by federal securities laws, the Company undertakes no obligation to update or revise these forward-looking statements to reflect new events, uncertainties or other contingencies.

NANOPHASE TECHNOLOGIES CORPORATION

BALANCE SHEETS

	March 31,
	2015	December 31,
ASSETS	(Unaudited)	2014

Current assets:
Cash and cash equivalents	$ 1,206,566	$ 1,861,524
Trade accounts receivable, less allowance for doubtful accounts of $6,000 on March 31, 2015 and on December 31, 2014	1,259,254	387,760
Other receivables, net	49	65
Inventories, net	825,738	950,106
Prepaid expenses and other current assets	353,013	367,860
Total current assets	3,644,620	3,567,315

Equipment and leasehold improvements, net	1,992,989	2,137,549
Other assets, net	24,249	24,864
	$ 5,661,858	$ 5,729,728

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of capital lease obligations	$ 62,430	$ 69,733
Accounts payable	1,009,364	492,718
Accrued expenses	408,078	412,824
Total current liabilities	1,479,872	975,275

Long-term portion of capital lease obligations	105,612	120,787
Long-term deferred rent	595,793	621,475
Asset retirement obligations	167,634	166,099
	869,039	908,361

Stockholders' equity:
Preferred stock, $.01 par value, 24,088 shares authorized and no shares issued and outstanding	--	--
Common stock, $.01 par value, 35,000,000 shares authorized; 28,585,496 and 28,516,163 shares issued and outstanding on March 31, 2015 and December 31, 2014, respectively	285,855	285,162
Additional paid-in capital	96,037,776	95,965,739
Accumulated deficit	(93,010,684)	(92,404,809)
Total stockholders' equity	3,312,947	3,846,092
	$ 5,661,858	$ 5,729,728

NANOPHASE TECHNOLOGIES CORPORATION

STATEMENTS OF OPERATIONS

(Unaudited)

	Three months ended
	March 31,
	2015	2014
Revenue:
Product revenue	$ 2,299,798	$ 2,575,761
Other revenue	10,387	9,201
Total revenue	2,310,185	2,584,962

Operating expense:
Cost of revenue	1,744,551	1,877,273
Gross profit	565,634	707,689

Research and development expense	301,910	337,387
Selling, general and administrative expense	867,075	798,000
Loss from operations	(603,351)	(427,698)
Interest income	--	370
Interest expense	(2,524)	(1,603)
Other, net	--	--
Loss before provision for income taxes	(605,875)	(428,931)

Provision for income taxes	--	--
Net loss	$ (605,875)	$ (428,931)

Net loss per share-basic and diluted	$ (0.02)	$ (0.02)

Weighted average number of basic and diluted common shares outstanding	28,542,533	28,481,496

NANOPHASE TECHNOLOGIES CORPORATION

STATEMENTS OF OPERATIONS - EXPANDED SCHEDULE

(Unaudited)

	Three months ended
	March 31
	2015	2014
Revenue:
Product revenue, net	$ 2,299,798	$ 2,575,761
Other revenue	10,387	9,201
Total revenue	2,310,185	2,584,962

Operating expense:
Cost of revenue detail:
Depreciation	144,322	149,083
Non-Cash equity compensation	5,635	7,112
Other costs of revenue	1,594,594	1,721,078
Cost of revenue	1,744,551	1,877,273
Gross profit	565,634	707,689

Research and development expense detail:
Depreciation	29,965	27,635
Non-Cash equity compensation	8,345	16,142
Other research and development expense	263,600	293,610
Research and development expense	301,910	337,387

Selling, general and administrative expense detail:
Depreciation and amortization	10,182	9,467
Non-Cash equity compensation	32,705	33,422
Other selling, general and administrative expense	824,188	755,111
Selling, general and administrative expense	867,075	798,000
Loss from operations	(603,351)	(427,698)
Interest income	--	370
Interest expense	(2,524)	(1,603)
Other, net	--	--
Loss before provision for income taxes	(605,875)	(428,931)
Provision for income taxes	--	--
Net loss	$ (605,875)	$ (428,931)

Non-GAAP Disclosure (see note regarding Non-GAAP disclosures):
Addback Interest, net	2,524	1,233
Addback Depreciation/Amortization	184,469	186,185
Addback Non-Cash Equity Compensation	46,685	56,676

Adjusted EBITDA	$ (372,197)	$ (184,837)

CONTACT: COMPANY CONTACT
         Nancy Baldwin
         Investor Relations
         630-771-6708